SCHEDULE 14C

(RULE 14C-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

  X .

Filed by Registrant

      .

Filed by Party other than the Registrant

Check the appropriate box:

  X .

Preliminary Information Statement

      .

Confidential, for the use of the Commission Only (as permitted by Rule 14c-5(d)(2))

      .

Definitive Information Statement

WAY COOL IMPORTS, INC.

(Name of Registrant As Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

  X .

No Fee required.

      .

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)

Proposed maximum aggregate value of transaction:

(5)

Total fee paid:

      .

Fee paid previously with preliminary materials

      .

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing Party:

(4)

Date Filed:

WAY COOL IMPORTS, INC.

5555 North Star Ridge Way

Star, ID 83669

INFORMATION STATEMENT

AND NOTICE OF ACTIONS TAKEN

BY WRITTEN CONSENT OF THE MAJORITY STOCKHOLDERS

General Information

This information is being provided to the stockholders of Way Cool Imports, Inc. (the "Company") in connection with our prior receipt of approval by written consent, in lieu of a special meeting, of the holders of a majority of our common stock authorizing the Company to:

1.

Approve the Amended and Restated Articles of Incorporation, in order to effect a name change to “QuantumSphere, Inc.”, or such similar name as is available in the State of Nevada, to revise the authorized capital stock, and to adopt additional provisions relating to the indemnification of officers and directors, as discussed in the accompanying Information Statement;

2.

Approve the Amended and Restated Bylaws of the Company, as discussed in the accompanying Information Statement; and

3.

Approve the form, terms and provisions of the Omnibus Equity Incentive Plan, and authorize the Board of Directors, or committee thereof, to administer said plan.

The shareholders holding shares representing approximately 84.11% of the votes entitled to be cast at a meeting of the Company's stockholders consented in writing to the proposed actions. The consent by the stockholders will not become effective until 20 days from the date of the mailing of this Information Statement to our stockholders.

The elimination of the need for a special meeting of the stockholders to approve the actions set forth herein is authorized by Section 78.320 of the Nevada Revised Statutes, (the "Nevada Law"). This Section of Nevada Law provides that the written consent of the holders of outstanding shares of voting capital stock, having not less that the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting.

In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the actions set forth herein as early as possible in order to accomplish the purposes of the Company, the Board of Directors of the Company voted to utilize the written consent of the majority stockholders of the Company.

The date on which this Information Statement was first sent to the stockholders is on or about December 4, 2013.

Outstanding Voting Stock of the Company and Statement that Proxies Are Not Solicited

The amendments contained in the Amended and Restated Articles of Incorporation will not take effect until at least 20 days after the mailing of this Information Statement. This Information Statement is furnished solely for the purpose of informing our stockholders of this corporate action pursuant to the Securities Exchange Act of 1934, as amended, and the Nevada Law.

The Board of Directors fixed November 22, 2013 as the record date for the determination of stockholders entitled to receive this Information Statement (the “Record Date”).  As of the Record Date, there were 53,500,000 shares of the Company’s common stock, $.001 par value (“Common Stock”), issued and outstanding.  Our Common Stock constitutes the only outstanding class of voting securities of the Company. Each share of Common Stock entitles the holder to one (1) vote on all matters submitted to stockholders.  This information statement is being sent on December 4, 2013 to such holders of record.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  This Information Statement is being sent to you for information purposes only. No action is requested nor required on your part.

2

QUESTIONS AND ANSWERS

Q:

What am I being asked to approve?

A:

You are not being asked to approve anything. This Information Statement is being provided to you solely for your information. Stockholders holding a majority of the outstanding Common Stock have already agreed to:

1.

Approve the Amended and Restated Articles of Incorporation, in order to effect a name change to “QuantumSphere, Inc.”, or such similar name as is available in the State of Nevada, to revise the authorized capital stock, and to adopt additional provisions relating to the indemnification of officers and directors, as discussed in the accompanying Information Statement;

2.

Approve the Amended and Restated Bylaws of the Company, as discussed in the accompanying Information Statement; and

3.

Approve the form, terms and provisions of the Omnibus Equity Incentive Plan, and authorize the Board of Directors, or committee thereof, to administer said plan.

Q:

Why have the Board of Directors and a majority of the stockholders agreed to approve these actions?

A:

All of these actions are necessary to accomplish the terms of the Agreement and Plan of Merger (the "Merger”) dated as of November 17, 2013, between the Company and QuantumSphere, Inc., a California corporation (hereinafter referred to as “QSI”).

Q:

What are the basic terms of the transaction with QSI?

A

The Company will deliver at the closing (the "Closing") of the Merger up to 17,590,489 restricted shares of Common Stock in exchange for all of the outstanding shares of QSI common stock, which represents all of the outstanding shares of common stock of QSI, no par value, in what is intended to be a tax-free merger.  The Company will also deliver at the Closing of the Merger up to 4,580,345 options to purchase a share of common stock of the Company and up to 9,745,688 Warrants to purchase a share of common stock of the Company.  After the Merger, the Company will have up to 21,786,313 shares of Common Stock issued and outstanding.  You will retain all of your present stockholdings in the Company.

Q:

What business is conducted by QSI?

A:

QSI is a privately held corporation that develops and manufactures high-performance catalysts, integrated components, and end-use products across a range of carefully selected energy storage and chemicals markets.

Q:

Are there risks involved in the transaction with QSI?

A:

Yes. The Company's success will be totally dependent upon the success of QSI. QSI is a development stage company. There are no assurances that QSI’s operations will be profitable after the Merger.

3

Security Ownership of Certain Owners and Management

The following table sets forth the Common Stock ownership information as of November 22, 2013, with respect to (i) each person known to the Company to be the beneficial owner of more that 5% of the Company's Common Stock; (ii) each director of the Company; (iii) each person intending to file a written consent to the adoption of the actions set forth herein; and (iv) all directors, executive officers and designated shareholders of the Company as a group. This information as to beneficial ownership was furnished to the Company by or on behalf of each person named.

Name of Beneficial	Number of Shares	Percent
Owner (1)	Beneficially Owned	of Class (2)

Cornelius Hofman	45,000,000	84.11%

ALL EXECUTIVE OFFICERS
AND DIRECTORS AS A	45,000,000	84.11%
GROUP (1 person)

Notes:

(1)

Except as otherwise indicated, the persons or entities named in the table have sole voting and investment power with respect to all the shares of Common Stock beneficially owned by them, subject to community property laws where applicable. Except as otherwise indicated, the address of each named executive officer, director and beneficial owner of more than 5% of the Company’s Common Stock is 5555 North Star Ridge Way, Star, ID 83669.

(2)

The ownership percentages set forth in the table are based on 53,500,000 shares of Common Stock outstanding as of November 22, 2013. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities where applicable.

Purpose and Effect of the Amended and Restated Articles of Incorporation

On November 22, 2013, the Board of Directors determined to change the name of the Company to “QuantumSphere, Inc.” or such other similar name as is available in the State of Nevada.  The purpose of the name change is to more accurately reflect the Company’s business and its activities after the Merger.  As a result of the Merger, the Company’s principal place of business will be 2905 Tech Center Drive, Santa Ana, CA 92705.

In addition to the name change, the Amended and Restated Articles of Incorporation will revise the Company’s capitalization to 75,000,000 shares, $.001 par value, consisting of 70,000,000 shares of common stock, $.001 par value, and 5,000,000 shares of blank check preferred stock, $.001 par value, decrease the vote required for the removal of directors from three-quarters (75.0%) of the voting power to two-thirds (66.7%) of the voting power, provide additional language as to the indemnification of and the payment of expenses for officers and directors.

Approval of the name change requires the affirmative consent of at least a majority of the outstanding shares of Common Stock of the Company. Shareholders holding a total of 45,000,000 shares of Common Stock (84.11%) have already consented to such changes.  The Amended and Restated Articles of Incorporation will only be filed upon consummation of the Merger.

Purpose and Effect of Approving the Amended and Restated Bylaws

On November 22, 2013, the Board of Directors determined to approve the Amended and Restated Bylaws of the Company. The Amended and Restated Bylaws will permit notices for both stockholders meetings and board meetings to be distributed electronically, clarify the availability of the stockholders list at our stockholders meetings, eliminate references to an executive committee of the Board of Directors and add references to an audit committee and a nominating and governance committee of the Board of Directors, permit amendments to bylaws by a majority vote of our voting power (instead of a two-thirds vote), and provide language as to the interpretation of the Amended and Restated Bylaws in the event of changes in law.

The Amended and Restated Bylaws will only become effective upon consummation of the Merger.

4

Purpose and Effect of Approving the Omnibus Equity Incentive Plan

On November 22, 2013, the Board of Directors established and approved a new equity incentive plan for the Company which will cover 7,500,000 shares of Common Stock.  The purpose of the plan is to (1) motivate superior performance by participants, (2) provide participants with an ownership interest in the Company, and (3) enable the Company to attract and retain the services of outstanding employees upon whose judgment, interest and special effort the successful conduct of the Company’s operations is largely dependent.

The Omnibus Equity Incentive Plan will only become effective upon consummation of the Merger. Upon consummation of the Merger, there will be outstanding options to purchase 5,380,345 shares of Common Stock.

No Dissenter's Rights

Under Nevada law, the Company’s stockholders are not entitled to appraisal rights, and the Company will not independently provide our stockholders with any such right.

Conclusion

As a matter of regulatory compliance, the Company is sending you this Information Statement which describes the purpose and effect of the actions set forth herein. As the requisite stockholder vote for the actions set forth herein, including any amendment to the Company’s Articles of Incorporation as described in this Information Statement was obtained upon the delivery of the written consent of a majority of the stockholders, WE ARE NOT ASKING FOR A PROXY FROM YOU AND YOU ARE REQUESTED NOT TO SEND US ONE.  This Information Statement is intended to provide the Company’s stockholders information required by the rules and regulations of the Securities and Exchange Act of 1934.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by this undersigned hereunto duly authorized.

WAY COOL IMPORTS, INC.

By: /s/ Cornelius Hofman

Name: Cornelius Hofman

Its: President

5

EXHIBIT A

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

QUANTUMSPHERE, INC.

ARTICLE FIRST

NAME OF CORPORATION:  The name of the corporation is QuantumSphere, Inc.

ARTICLE SECOND

REGISTERED OFFICE NAME AND STREET ADDRESS:  The name of the registered agent is CSC Services of Nevada, Inc. with an address of 502 East John Street, Carson City, Nevada  89706.

ARTICLE THIRD

SHARES:  The total number of shares of all classes which the corporation is authorized to issue is Seventy-Five Million (75,000,000) shares, $.001 par value.

ARTICLE FOURTH

[INTENTIONALLY OMITTED].

ARTICLE FIFTH

PURPOSE:  The purpose of the corporation shall be to engage in any lawful act or activity for which corporations may be organized under the Nevada Revised Statutes.

ARTICLE SIXTH

[INTENTIONALLY OMITTED].

ARTICLE SEVENTH

[INTENTIONALLY OMITTED].

ARTICLE EIGHTH

DURATION:  This corporation shall exist perpetually unless sooner dissolved by law.

ARTICLE NINTH

STOCK:  The total number of shares of all classes which the corporation is authorized to have outstanding is Seventy-Five Million (75,000,000) shares, $.001 par value, of which Seventy Million (70,000,000) shares shall be common stock and of which Five Million (5,000,000) shares shall be preferred stock.

The Board of Directors is authorized, subject to limitations prescribed by law, to provide for the issuance of the authorized shares of preferred stock in series, and by filing a certificate pursuant to the applicable law of the State of Nevada, to establish from time to time the number of shares to be included in each such series and the qualifications, limitations or restrictions thereof.  The authority of the Board of Directors with respect to each series includes, but is not limited to, determination of the following:

A.

The number of shares constituting that series and the distinctive designation of that series;

B.

The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

C.

Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

D.

Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

E.

Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions, and at different redemption rates;

F.

Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

G.

The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series; and

H.

Any other relative rights, preferences and limitations of that series, unless otherwise provided by the certificate of determination.

ARTICLE TENTH

PRE-EMPTIVE RIGHTS:  The stockholders shall have no pre-emptive rights to acquire additional shares of the corporation.

ARTICLE ELEVENTH

MANAGEMENT OF THE CORPORATION’S AFFAIRS:

(a)

The business and affairs of the corporation shall be managed under the direction of the Board of Directors.  The number of directors constituting the entire Board of Directors shall be not less than one nor more than nine as fixed from time to time by vote of a majority of the entire Board of Directors, provided, however, that the number of directors shall not be reduced so as to shorten the term of any director at the time in office, and provided further, that the number of directors constituting the entire Board of Directors shall be one until otherwise fixed by a majority of the entire Board of Directors.

(b)

Notwithstanding any other provisions in these Articles of Incorporation or the Bylaws of the corporation (and notwithstanding the fact that some lesser percentage may be specified by law, in these Articles of Incorporation or the Bylaws of the corporation), any director or the entire Board of Directors of the corporation may be removed at any time, but only for cause and only by the affirmative vote of the holders of two-thirds or more of the outstanding shares of capital stock of the corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose.

ARTICLE TWELFTH

AMENDMENT:  Except as otherwise provided in these Articles of Incorporation, the provisions of these Articles of Incorporation may be amended by the affirmative vote of a majority of the shares entitled to vote on each such amendment.  In furtherance and not in limitation of the powers conferred by the laws of the State of Nevada, the Board of Directors of the corporation is expressly authorized to make, alter and repeal the Bylaws of the corporation, subject to the power of the stockholders of the corporation to alter or repeal any Bylaw whether adopted by them or otherwise.

ARTICLE THIRTEENTH

LIMITATION OF DIRECTORS’ LIABILITY:  To the fullest extent permitted by the laws of the State of Nevada now or hereafter in force, no director of this corporation shall be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.  Any repeal or modification of the foregoing provisions of this Article Thirteenth shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.  The provisions of this Article Thirteenth shall not be deemed to limit or preclude indemnification of a director by the corporation for any liability of a director which has not been eliminated by the provisions of this Article Thirteenth.

ARTICLE FOURTEENTH

INDEMNIFICATION:  Every person who was or is a party to, or is threatened to be made a party to, or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he, or a person of whom he is the legal representative, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada from time to time against all expenses, liability and loss (including attorneys’ fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith.  Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person.  The indemnification provided in this Article shall continue as to a person who has ceased to be a director, officer, employee or agent, and shall inure to the benefit of the heirs, executors and administrators of such person.

PAYMENT OF EXPENSES:  The expenses of such directors, officers or representatives incurred in defending a civil or criminal action, suit or proceeding may be paid by the corporation, at the discretion of the Board of Directors, as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of such person to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation.  Such right of indemnification shall not be exclusive of any other right which such director, officer or representative may have or hereafter acquire, and, without limiting the generality of such statement, such person shall be entitled to his right of indemnification under any bylaw, agreement, vote of stockholders, provision of law, or otherwise.

DISCRETIONARY INDEMNIFICATION:  Without limiting the application of the foregoing, the board of directors may adopt bylaws from time to time with respect to indemnification, to provide at all times the fullest indemnification permitted by the laws of the State of Nevada, and may cause the corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.

ARTICLE FIFTEENTH

CUMULATIVE VOTING:  There shall be no cumulative voting.

AMENDED AND RESTATED

BYLAWS

OF

QUANTUMSPHERE, INC.

Terms used and not defined in these Amended and Restated Bylaws (these “Bylaws”) of QuantumSphere, Inc., a Nevada corporation formerly known as Way Cool Imports, Inc. (the “Corporation”), shall have the meanings set forth in, and shall be interpreted in accordance with, the Nevada Revised Statutes (“NRS”) and other applicable statutes and the Corporation’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation”).

ARTICLE I: OFFICES

SECTION 1.01. REGISTERED AGENT.  The Corporation shall maintain its registered agent office at 502 East John Street, Carson City, Nevada 89706.  The resident agent at such address shall be CSC Services of Nevada, Inc.  The location and address of the registered agent office of the Corporation, and the identity of the Corporation’s registered agent, may be changed from time to time by the Board of Directors.

SECTION 1.02. OTHER OFFICES.  The Corporation may have such other offices, either within or without the State of Nevada, as the Board of Directors may designate, or as the business of the Corporation may require from time to time.

ARTICLES II: MEETINGS OF STOCKHOLDERS

SECTION 2.01. PLACE OF MEETINGS.  All meetings of stockholders shall be held at such place within or outside the State of Nevada which may be designated by the Board of Directors.

SECTION 2.02. ANNUAL MEETINGS.  The annual meetings of stockholders shall be held on such date and at such time as the Board of Directors shall determine.  At such meetings directors shall be elected and any other business may be transacted which is within the powers of the stockholders.  If election of directors shall not be accomplished at the annual meeting of stockholders, including any adjournment thereof, the Board of Directors shall cause such election to be held at a special meeting of stockholders called for that purpose as soon thereafter as is convenient.

SECTION 2.03. SPECIAL MEETINGS.  Special meetings of the stockholders, for any purpose or purposes whatsoever, may be called at any time by the Chairman of the Board, the Chief Executive Officer, the President, or the Board of Directors, Special meetings of stockholders may only be called by any other person or persons as required by applicable law.

SECTION 2.04. NOTICE OF MEETINGS; WAIVER.  Written notice of each annual meeting shall be given to each stockholder entitled to vote, either personally or by mail, by other means of written communication, or by electronic transmission or writing, charges prepaid, addressed to such stockholder at stockholder’s address appearing on the books of the Corporation or given by stockholder to the Corporation for the purpose of notice.  All such notices shall be sent to each stockholder entitled thereto not less than 10 nor more than 60 days before each annual meeting, and shall specify the place, the date and the hour of such meeting, and shall state such other matters, if any, as may be expressly required by statute.  If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at his or her address as it appears on the records of the Corporation.  Notice shall be deemed given (a) by facsimile when directed to a number consented to by the stockholder to receive notice, (b) by electronic mail when directed to an e-mail address consented to by the stockholder to receive notice, (c) by posting on an electronic network together with a separate notice to the stockholder of the specific posting on the later of the specific posting or the giving of the separate notice or (d) any other electronic transmission as consented by and when directed to the stockholder. The stockholder consent necessary to permit electronic transmission to such stockholder shall be deemed revoked and of no force and effect if (y) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with the stockholder’s consent and (z) the inability to deliver by electronic transmission becomes known to the secretary, assistant secretary, transfer agent or other agent of the Corporation responsible for the giving of notice.  Any stockholder may waive notice of any meeting by a signed writing or by transmission of an electronic record, either before or after the meeting. Such waiver of notice shall be deemed the equivalent of the giving of such notice.

SECTION 2.05. ADJOURNED MEETINGS AND NOTICE THEREOF.  Any stockholders’ meeting, annual or special, whether or not a quorum is present at the time a motion is made to adjourn the meeting, may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, the holders of which are either present in person or represented by proxy thereat, but in the absence of a quorum no other business may be transacted at such meeting.

If an annual or special stockholders meeting is adjourned to a different date, time, or place, notice need not be given if the new date, time, or place is announced at the meeting before adjournment.  However, notice must be given in the manner provided in Section 2.04 of these Bylaws if the adjournment is for more than 30 days or a new record date for the adjourned meeting is or must be fixed.

SECTION 2.06. VOTING; PROXIES.  Each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by him or her which has voting power upon the matter in question.  Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for him or her by proxy, but no such proxy shall be voted or acted upon after eleven months from its date, unless the proxy provides for a longer period.  A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as it is coupled with an interest sufficient in law to support an irrevocable power.  A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation.  At all meetings of stockholders for the election of directors a plurality of the votes cast shall be sufficient to elect.  All other elections and questions shall, unless otherwise provided by law or by the Articles of Incorporation or these Bylaws be decided by the vote of the holders of a majority of the outstanding shares of stock entitled to vote thereon present in person or by proxy at the meeting, except that procedural matters relating to the conduct of a meeting shall be determined by a plurality of the votes cast at the meeting with respect to such matter.

SECTION 2.07. FILING DATE FOR DETERMINATION OF STOCKHOLDERS OF RECORD.  In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action.  If no record date is fixed:  (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (2) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

SECTION 2.08. LIST OF STOCKHOLDERS ENTITLED TO VOTE.  The Secretary shall prepare and make available, at every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during the meeting.  The list may be inspected by any stockholder who is present.  Upon the willful neglect or refusal of the directors to produce such a list at any meeting for the election of directors, they shall be ineligible for election to any office at such meeting.  The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders referred to in this section or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

SECTION 2.09. QUORUM.  The presence in person or by proxy of persons entitled to vote a majority of the votes entitled to be cast by each separate class or voting group specified in the Corporation’s Articles of Incorporation, as the same may be amended or supplemented from time to time, at any meeting shall constitute a quorum for the transaction of business.  The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.  Shares or its own stock belonging to the Coloration or to another corporation, if a majority of the shares entitled to vote for the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote or be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of any corporation to vote stock, including its own stock, held in a fiduciary capacity.

SECTION 2.10. BUSINESS CONDUCTED AT MEETINGS OF STOCKHOLDERS; STOCKHOLDER PROPOSALS.  To be properly brought before any meeting of stockholders, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors or (c) otherwise properly brought before the meeting by a stockholder.  In addition, for business to be properly brought before any meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation.  To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than 50 days nor more than 75 days prior to the meeting; provided, however, that in the event less than 60 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.  A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting: (i) brief description of the business desired to be brought and the reasons for conducting such business at the meeting; (ii) the name and record address of the stockholder proposing such business and any other stockholders known by such stockholder to be supporting such proposal; (iii) the class and number of shares of the Corporation which are beneficially owned by the stockholder and by any other stockholders known by such stockholder to be supporting such proposal; and (iv) any material or financial interest of the stockholder in such business.

Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any meeting of the stockholders except in accordance with the procedures set forth in this Section 2.10.  The Chairman of the Board of Directors or other presiding officer shall, if the facts warrant, determine and declare at any meeting of the Stockholders that business was not properly brought before the meeting in accordance with the provisions of this Section 2.10, and if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

SECTION 2.11. ORGANIZATION OF MEETINGS.  The Chairman of the Board shall preside at each meeting of stockholders.  In the absence of the Chairman of the Board, the meeting shall be chaired by an officer of the Corporation in accordance with the following order: Chief Executive Officer, President, and Vice President.  In the absence of all such officers, the meeting shall be chaired by a person chosen by the vote of a majority in interest of the stockholders present in person or represented by proxy and entitled to vote thereat, shall act as chairman.  The Secretary or in his or her absence an Assistant Secretary, or in the absence of the Secretary and all Assistant, Secretaries, a person whom the chairman of the meeting shall appoint shall act as secretary of the meeting and keep a record of the proceedings thereof.

The Board of Directors of the Corporation shall be entitled to make such rules and regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient.  Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on the participation in such meeting to stockholders of record of the Corporation and their duly authorized proxies, and such other persons as the chairman of the meeting shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comment by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot, unless, and to the extent, determined by the Board of Directors, or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

SECTION 2.12. ACTION WITHOUT A MEETING.  Except where otherwise required by Nevada law, action without a meeting is permitted to be taken by the stockholders of the Corporation.

ARTICLE III: DIRECTORS

SECTION 3.01. POWERS.  Subject to limitation of the Articles of Incorporation, of the Bylaws, and of Nevada law as to action which shall be authorized or approved by the stockholders, and subject to the duties of directors as prescribed by the Bylaws, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of the Board of Directors.  Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the directors shall have the following powers, to wit:

To select and remove all the other officers, agents and employees of the Corporation, prescribe such powers and duties for them as may not be inconsistent with law, or with, the Articles of Incorporation or the Bylaws, fix their compensation, and require from them security for faithful service.

To conduct, manage and control the affairs and business of the Corporation, and to make such rules and regulations therefor not inconsistent with law, or with the Articles of Incorporation or the Bylaws, as they may deem best.

To change from time to time the registered office for the transaction of the business of the Corporation from one location to another as provided in Section 1.01 hereof; to fix and locate from time to time one or more subsidiary offices of the Corporation within or without the State of Nevada as provided in Section 1.02 hereof; to designate any place within or without the State of Nevada for the holding of any stockholders’ meeting or meetings and to adopt, make and use a corporate seal, and to prescribe the forms of certificates of stock, and to alter the form of such seal and of such certificates from time to time, as in their judgment they may deem best, provided such seal and such certificates shall at all times comply with the provisions of law.

To authorize the issuance of shares of stock of the Corporation from time to time, upon such terms as may be lawful, in consideration of money paid, labor performed or services actually rendered, debts or securities canceled, or tangible or intangible property actually received, or in the case of shares issued as a dividend, against amounts transferred from surplus to stated capital.

To borrow money and incur indebtedness for the purposes of the Corporation, and to cause to be executed and delivered therefor, in the Corporation name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecation’s or other evidence of debt and securities therefor.

SECTION 3.02. NUMBER AND TERM OF OFFICE; REMOVAL.  The number of directors constituting the entire board of directors shall be not less than one nor more nine as fixed from time to time by vote of a majority of the entire board or directors, provided, however, that the number of directors shall not be reduced so as to shorten the term of any director at the time in office, and provided further, that the number of directors constituting the entire board of directors shall be fixed by a majority of the entire board or directors.  Any or all directors may be removed at any time for or without cause by the affirmative vote of the holders of not less than two-thirds (2/3) of the voting power of the issued and outstanding stock of the Corporation entitled to vote generally in the election of directors.

SECTION 3.03. ELECTION OR DIRECTORS.  At each meeting of the stockholders for the election of directors, the directors to be elected at such meeting shall be elected by a plurality of votes given at such election.

SECTION 3.04. DIRECTORS ELECTED BY SPECIAL CLASS OR SERIES.  To the extent that any holders of any class or series of stock other than common stock issued by the Corporation shall have the separate right, voting as a class or series, to elect directors, the directors elected by such class or series shall be deemed to constitute an additional class of directors and shall have a term of office for one year or such other period as may be designated by the provisions of such class or series providing such separate voting right to the holders of such class or series of stock, and any such class of director shall be in addition to the classes otherwise provided for in the Articles of Incorporation.  Any directors so elected shall be subject to removal in such manner as may be provided by law or by the Articles of Incorporation of this Corporation.

SECTION 3.05. VACANCIES.  Except as otherwise prohibited by applicable law, any vacancy occurring in the Board of Directors for any reason may be filled by a majority of the remaining members of the Board of Directors (though less than a quorum) or by the stockholders.  A director elected by the Board of Directors to fill a vacancy shall be elected to hold office until the expiration of the term for which he was elected and until his successor shall have been elected and shall have qualified.  A director elected by the stockholders to fill a vacancy shall be elected to hold office until the expiration of the term for which he was elected and until his successor shall have been elected and shall have qualified.  The provisions of this Section 3.05 shall not apply to directors governed by Section 3.04.

No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of director’s term of office.  No director shall be removed from office except for cause.

SECTION 3.06. RESIGNATIONS.  A director may resign at any time by giving written notice to the Board of Directors or to the Secretary.  Such resignation shall take effect at the time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 3.07. PLACE OF MEETING.  Meetings of the Board of Directors shall be held at any place so designated from time to time by resolution of the Board or by written consent of all members of the Board, in the absence of such designation, meetings shall be held at the principal office of the Corporation,

SECTION 3.08. ANNUAL MEETING.  Immediately following each annual meeting of stockholders, or any adjournment thereof, the Board of Directors shall hold a regular meeting for the purpose of organization, election of officers, and the transaction of other business.  Notice of such meeting is hereby dispensed with.

SECTION 3.09. OTHER REGULAR MEETINGS.  Other regular meetings of the Board of Directors are hereby dispensed with and all business conducted by the Board of Directors shall be conducted at special meetings.

SECTION 3.10. SPECIAL MEETINGS.  Special meetings of the Board of Directors for any purpose or purposes shall be called at any time by the Chairman of the Board, the Chief Executive Officer, the President or, if the Chief Executive Officer and the President are absent or unable or refuse to act, by any Vice President or by any three directors.

Written notice of the time and place of special meetings shall be delivered personally to each director, or sent to each director by mail, by facsimile (with transmission confirmation), by other form of written communication or by electronic transmission or writing (without mail delivery failure), charges prepaid, addressed to director at director’s address as it is shown upon the records of the Corporation, or if it is not so shown on such records or is not readily ascertainable at the place in which the meetings of directors are regularly held.  In case such notice is mailed, it shall be deposited in the United States mail in the place in which the principal office of the Corporation is located at least 48 hours prior to the time of the holding of the meeting.  In case such notice is delivered personally or telecopied as above provided, it shall be so delivered or telecopied at least 24 hours prior to the time of the holding of the meeting.  Alternatively, the Secretary may give notice of the time and place of a special meeting by telephoning each director at least 24 hours prior to the time of holding the meeting.  Such mailing, telephoning, telecopying or delivering as above provided shall be due, legal and personal notice to such director.

SECTION 3.11. NOTICE OF ADJOURNMENT.  Notice of the time and place of holding an adjourned meeting need not be given to absent directors if the time and place be fixed at the meeting adjourned.

SECTION 3.12. WAIVER OF NOTICE.  A director’s attendance at or participation in a meeting waives any required notice to the director of the meeting unless the director at the beginning of the meeting, or promptly upon the director’s arrival, objects to holding the meeting or transacting business at the meeting because of lack of notice or defective notice, and does not thereafter vote for or assent to action taken at the meeting.  The transactions of any meeting of the Board of Directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present, and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, or a consent to holding such meeting, or an approval of the minutes thereof.  All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting,

SECTION 3.13. QUORUM.  One-half of the authorized number of directors shall he necessary to constitute a quorum for the transaction of business, except to adjourn as hereinafter provided.  Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors, unless a greater number be required by law or by the Articles of Incorporation.

SECTION 3.14. ADJOURNMENT.  A quorum of the directors may adjourn any directors’ meeting to meet again at a stated day and hour, provided, however, that in the absence of a quorum, a majority of the directors present at any directors’ meeting, either regular or specials may adjourn from time to time until the time fixed for the next regular or special meeting of the board.

SECTION 3.15. FEES AND COMPENSATION.  Directors shall not receive any stated salary for their services as directors, but, by resolution of the board, a fixed fee, with or without expenses of attendance, may be allowed for attendance at each meeting.  Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation therefor.

SECTION 3.16. ACTION WITHOUT MEETING.  Any action required or permitted to be taken by the Board of Directors under any provision of Nevada law and under these Bylaws may be taken without a meeting if all of the directors of the Corporation shall individually or collectively consent in writing to such action.  Such written consent or consents shall be filed with the Minutes of the proceedings of the Board of Directors.  Such action by written consent shall have the same force and effect as the unanimous vote of such directors.

SECTION 3.17. MEETING BY TELECOMMUNICATION.  Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board or committee by any means of communication by which all persons participating in the meeting can hear each other during the meeting, and participation in a meeting under this Section shall constitute presence in person at the meeting,

ARTICLE IV: COMMITTEES

SECTION 4.01. AUDIT COMMITTEE.  The Board of Directors may appoint from among its members an audit committee of not less than three members, all of whom shall be neither officers nor otherwise employed by the Corporation.  The Board of Directors shall designate one director as chairman of the audit committee, shall designate one director as Audit Committee Financial Expert, and may designate one or more directors as alternate members of the audit committee, who may replace any absent or disqualified member at any meeting thereof.  The audit committee shall carefully review and analyze draft versions of all reviewed and audited financial statements of the Corporation, as presented by management, including notes to said financial statements.

SECTION 4.02. COMPENSATION COMMITTEE.  The Board of Directors may appoint from among its members a compensation committee of not less than three directors, all of whom shall be neither officers nor otherwise employed by the Corporation.  The Board of Directors shall designate one director as chairman of the compensation committee, and may designate one or more directors as alternate members of the compensation committee, who may replace any absent or disqualified member at any meeting thereof.  The compensation committee shall have the power to fix from time to time the compensation of all principal officers of the Corporation (other than the Chairman of the Board, the Chief Executive Officer and the President, whose compensation shall be fixed from time to time by the Board of Directors) and shall otherwise exercise such powers as may be specifically delegated to it by the board and act upon such matters as may be referred to it from time to time for study and recommendation by the board or the Chief Executive Officer or President.

SECTION 4.03. NOMINATING AND GOVERNANCE COMMITTEE.  The Board of Directors may appoint from among its members a nominating and governance committee of not less than three directors.  The Board of Directors shall designate one director as chairman of the nominating and governance committee, and may designate one or more directors as alternate members of the nominating and governance committee, who may replace any absent or disqualified member at any meeting of thereof.  The nominating and governance committee shall have the power to assist the Board of Directors in identifying qualified candidates for director, lead the Board of Directors in the annual review of its performance, recommend to the Board of Directors director nominees for each board committee, and develop and recommend to the Board of Directors corporate governance guidelines applicable to the Corporation.

SECTION 4.04. OTHER COMMITTEES.  The Board of Directors may also appoint from among its own member’s such other committees as the board may determine, which shall in each case consist of not less than three directors, and which shall have such powers and duties as shall from time to time be prescribed by the board. The Chief Executive Officer shall be a member ex officio of each committee appointed by the Board of Directors.

SECTION 4.05. RULES OF PROCEDURE.  A majority of the members of any committee may fix its rules of procedure.  All action by any committee shall be reported to the Board of Directors at a meeting succeeding such action and shall be subject to revision, alteration, and approval by the Board of Directors; provided that no rights or acts of third parties shall be affected by any such revision or alteration.

ARTICLE V: OFFICERS

SECTION 5.01. OFFICERS.  The officers of the Corporation shall be a President, a Vice-President, a Secretary, and a Treasurer.  The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, a Chief Executive Officer, a Chief Operating Officer, a Chief Financial Officer, one or more Executive Vice Presidents, one or more additional Vice-Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of Section 5.03.  Any person may hold any or all offices.

SECTION 5.02. ELECTION.  The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.03 or Section 5.05, shall be chosen by the Board of Directors, and each shall hold office until the officer shall die, resign or be removed or otherwise disqualified to serve, or officer’s successor shall be elected and qualified.

SECTION 5.03. SUBORDINATE OFFICERS, ETC.  The Board of Directors may appoint such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the Bylaws or as the Board of Directors may from time to time determine.

SECTION 5.04. REMOVAL AND RESIGNATION.  Any officer may be removed, either with or without cause, by a majority of the directors at the time in office, at any regular or special meeting of the board, or, except in the case of an officer chosen by the Board of Directors, by an officer upon whom such power of removal may be conferred by the Board of Directors.

Any officer may resign at any time by giving written notice to the Board of Directors or to the Chief Executive Officer, or to the President, or to the Secretary of the Corporation.  Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 5.05. VACANCIES.  A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in the Bylaws for regular appointments to such office.

SECTION 5.06. CHAIRMAN OF THE BOARD.  The Chairman of the Board, if there shall be such an officer, shall, if present, preside at all meetings of the Board of Directors, and exercise and perform such other powers and duties as may be from time to time assigned to the chairperson by the Board of Directors or prescribed by the Bylaws.

SECTION 5.07. PRESIDENT.  The President shall preside at all meetings of the stockholders and, in the absence of the Chairman of the Board, at meetings of Directors.  He may sign, execute and deliver in the name of the Corporation, powers of attorney, contracts, bonds, and other obligations and shall perform such other duties as may be prescribed from time to time by the Board of Directors.

SECTION 5.08. CHIEF EXECUTIVE OFFICER.  The Chief Executive Officer shall be the chief executive and administrative officer of the Corporation.  In the absence of the President, he shall perform all the duties of the President.  He shall exercise such duties as customarily pertain to the office of Chief Executive Officer and shall have general and active supervision over the property, business and affairs of the Corporation and over its several officers, including the President if the office of President is held by someone other than the Chief Executive Officer.  He may appoint officers, agents or employees other than those appointed by the Board of Directors.  He may sign, execute and deliver in the name of the Corporation, powers of attorney, contracts, bonds, and other obligations and shall perform such other duties as may be prescribed from time to time by the Board of Directors.

SECTION 5.09. CHIEF OPERATING OFFICER.  The Chief Operating Officer shall be the chief operating officer of the Corporation and, subject to the directions of the Board of Directors and the Chief Executive Officer, shall have general charge of the business operations of the Corporation and general supervision over its employees and agents.  In the absence of the Chief Executive Officer, he shall perform all the duties of the Chief Executive Officer.  Subject to the approval of the Board of Directors and the Chief Executive Officer, he shall employ all employees of the Corporation or delegate such employment to subordinate officers and shall have authority to discharge any person so employed.  He shall perform such other duties as the Board of Directors or the Chief Executive Officer shall require.  He shall report to the Chief Executive Officer and the Board of Directors from time to time as the Board of Directors or the Chief Executive Officer may direct.  He may sign, execute and deliver in the name of the Corporation, powers of attorney, contracts, bonds, and other obligations and shall perform such other duties as may be prescribed from time to time by the Board of Directors.

SECTION 5.10. EXECUTIVE VICE PRESIDENT.  The Executive Vice President shall possess the power and may perform the duties of the President in his absence or disability.  He may sign, execute and deliver in the name of the Corporation, powers of attorney, contracts, bonds, and other obligations and shall perform such other duties as may be prescribed from time to time by the Board of Directors.

SECTION 5.11. CHIEF FINANCIAL OFFICER.  The Chief Financial Officer shall be responsible to the Board of Directors and the Chief Executive Officer for all the financial affairs of the Corporation, for supervision, of all persons, including the Treasurer, engaged in financial activities on behalf of the Corporation, and for financial supervision and control, and internal audit, of the Corporation and any subsidiaries of the Corporation.  He may sign, with such other officer(s) as the Board of Directors may designate for the purpose, all bills of exchange or promissory notes of the Corporation.  He shall perform such other duties as may be assigned to him by the Board of Directors or the Chief Executive Officer.

SECTION 5.12. VICE PRESIDENTS.  The Vice Presidents of the Corporation shall have such powers and perform such duties as may be assigned to them from time to time by the Board of Directors or the Chief Executive Officer.  Vice President may be assigned various ranks, such as Senior Vice President, Vice President, Assistant Vice President, and the like.  In the absence or disability of the President and the Executive Vice President, the Vice President designated by the Board of Directors shall perform the duties and exercise the powers of the President.  A Vice President may sign and execute contracts and other obligations pertaining to the regular course of his duties.

SECTION 5.13. SECRETARY.  The Secretary shall keep the minutes of all meetings of the stockholders and of the Board of Directors and to the extent ordered by the Board of Directors, the Chief Executive Officer or the President, the minutes of meetings of all committees.  He shall cause notice to be given, of meetings of stockholders, of the Board of Directors, and of any committee appointed by the Board.  He shall have custody of the corporate seal and general charge of the records, documents, and papers of the Corporation not pertaining to the performance of the duties vested in other officers, which shall at all reasonable times be open to the examination of any director.  He may sign or execute contracts with the President, the Chief Executive Officer, the Chief Operating Officer, the Executive Vice President or a Vice President thereunto authorized in the name of the Corporation and affix the seal of the Corporation thereto.  He shall perform such other duties as may be prescribed from time to time by the Board of Directors or by the Bylaws.  He shall be sworn to the faithful discharge of his duties.  Assistant Secretaries shall assist the Secretary and keep and record such minutes of meetings as shall be directed by the Board of Directors.

SECTION 5.14. TREASURER.  Unless otherwise determined by the Board of Directors by the election or appointment to the office of Chief Financial Officer of someone other than the person then holding the office of Treasurer, the office of Treasurer shall include the office of Chief Financial Officer.  He shall report to the Chief Financial Officer and, in the absence of the Chief Financial Officer, he shall perform all the duties of the Chief Financial Officer.  The Treasurer shall have general custody of the collection and disbursement of funds of the Corporation.  He shall endorse on behalf of the Corporation for collection all checks, notes, and other obligations, and shall deposit the same to the credit of the Corporation in such bank or banks or depositories as the Board of Directors may designate.  He may sign, with such other officer(s) as the Board of Directors may designate for the purpose, all bills of exchange or promissory notes of the Corporation.  He shall enter or cause to be entered regularly in the books of the Corporation full and accurate accounts of all monies received and paid by him on account of the Corporation; shall at all reasonable times exhibit his books and accounts to any director of the Corporation upon application at the office of the Corporation during normal business hours; and whenever required by the Board of Directors, the Chief Executive Officer or the Chief Financial Officer, shall render a statement of his accounts.  He shall perform such other duties as may be prescribed from time to time by the Board of Directors or by the Bylaws.

ARTICLE VI: STOCK

SECTION 6.01. CERTIFICATES.  Every holder of stock represented by certificates and, upon request, every holder of uncertificated shares, if any, shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board of Directors, if any, or Chief Executive Officer, the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation, representing the number of shares registered in certificate form.  Any or all of the signatures on the certificate may be a facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

SECTION 6.02. TRANSFER OF SHARES.  The shares of stock of the Corporation shall be transferable only upon its books by the holders thereof in person or by their duly authorized attorneys or legal representatives, and upon such transfer the old certificates shall be surrendered to the Corporation by the delivery thereof to the person in charge of the stock transfer books and ledgers, or to such other person as the Board of Directors may designate, by whom they shall be canceled, and new certificates shall thereupon be issued.  A record shall be made of each transfer.

SECTION 6.03. LOST, STOLEN OR DESTROYED STOCK CERTIFICATES; ISSUANCE OF NEW CERTIFICATES.  The Corporation may issue a new certificate of stock in the place of any certificate therefore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or his or her legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

SECTION 6.04. TRANSFER AGENT.  The Board of Directors shall have power to appoint one or more transfer agents and registrars for the transfer and registration of certificates of stock of any class.

ARTICLE VII: INDEMNIFICATION OF DIRECTORS AND OFFICERS

SECTION 7.01. INDEMNIFICATION.  Each person who was or is made a party or is threatened to be made a party or is involved in any action, suit or proceeding, whether civil, criminal, administrative or  investigative (hereinafter a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer, of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by Nevada law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in Section 7.02 hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.  The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition: provided, however, that, if Nevada law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section or otherwise.  The Corporation may, by action of its Board of Directors, provide Indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

SECTION 7.02. RIGHT TO SUE.  If a claim under Section 7.01 is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim.  It shall be a defense to any such action (other than an action brought to enforce  a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under Nevada law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation.  Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Nevada law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard or conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard or conduct.

SECTION 7.03. NON-EXCLUSIVITY OF RIGHTS.  The rights conferred on any person in Sections 7.01 and 7.02 shall not be exclusive of any other right which such persons may have or hereafter acquire under any statute, provision of the Articles of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors, or otherwise.

SECTION 7.04. INSURANCE.  The Corporation may maintain insurance to the extent reasonably available at commercially reasonable rates (in the judgment of the Board of Directors), at its expense, to protect itself and any such director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under Nevada law.

SECTION 7.05. EFFECT OR AMENDMENT.  Any amendment, repeal or modification of any provision of this Article VII which reduces or eliminates the rights of any director, officer, employee or agent under this Article VII shall apply only to acts, omissions, events or occurrences that take place after the effectiveness of such amendment, repeal or modification, regardless of when any action, suit or preceding it commenced, and shall not affect the rights of any director, officer, employee or agent with respect to acts, omissions, events or occurrences that take place prior to the effectiveness of such amendment, repeal or modification.

ARTICLE VIII: MISCELLANEOUS

SECTION 8.01. FISCAL YEAR.  The fiscal year of the Corporation shall be the calendar year, subject to modification in the future by the Board of Directors.

SECTION 8.02. SEAL.  The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

SECTION 8.03. WAIVER OF NOTICE OF MEETINGS OF STOCKHOLDERS, DIRECTORS AND COMMITTEES.  Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice.  Attendance of a person it a meeting shall constitute a waiter of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  Neither the business to be transacted at, nor the purpose of any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice.

SECTION 8.04. INTERESTED DIRECTORS.  Any director or officer individually, or any partnership of which any director or officer may be a member, or any corporation or association of which any director or officer may be an officer, director, trustee, employee or stockholder, may be a party to, or may be peculiarly or otherwise interested in, any contract or transaction of the Corporation, and in the absence of fraud no contract or other transaction shall be thereby affected or invalidated.  Any director of the Corporation who is so interested, or who is also a director, officer, trustee, employee or stockholder of such other corporate or association or a member of such partnership which is so interested, may be counted in determining the  existence of a quorum at any meeting of the Board of Directors of the Corporation which shall authorize any such contract or transaction, and may vote thereat to authorize any such contract or transaction, with like force and, affect as if he were not such director, officer, trustee, employee or stockholder of such other corporation or association or not so interested or a member of a partnership so interested; provided that in case a director, or a partnership, corporation or association of which a director is a member, officer, director, trustee or employee is so interested, such fact shall be disclosed or shall have been known to the Board of Directors or a majority thereof.  This paragraph shall not be construed to invalidate any such contract or transaction which would otherwise be valid under the common and statutory law applicable thereto.

SECTION 8.05. FORM OF RECORDS.  Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, magnetic media, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time.  The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

SECTION 8.06. AMENDMENT OF BYLAWS.   In furtherance and not in limitation of the powers conferred by the laws of the State of Nevada, the Board of Directors is expressly authorized and empowered to adopt, amend, alter, change, rescind and repeal the Bylaws of the Corporation in whole or in part.  Except where the Articles of Incorporation of the Corporation requires a higher vote, the Bylaws of the Corporation may also be adopted, amended, altered, changed, rescinded or repealed in whole or in part at any annual or special meeting of the stockholders by the affirmative vote of a majority of the shares of the Corporation outstanding and entitled to vote thereon.

SECTION 8.07. REPRESENTATION OF SHARES OF OTHER CORPORATIONS.  The Chief Executive Officer, the President or any Vice-President of this Corporation are authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this Corporation.  The authority herein granted to said officers to vote or represent on behalf of this Corporation any and all shares held by this Corporation in any other corporation or corporations may be exercised either by such officers in person or by any person authorized so to do by proxy or power of attorney fully executed by said officers.

SECTION 8.08. CHANGES IN NEVADA LAW.  References in these Bylaws to Nevada law (including the Nevada Revised Statutes) shall be to such law as it existed on the date these Bylaws were adopted or as such law thereafter may be changed; provided that (a) in the case of any change which expands the liability of directors or officers or limits the indemnification rights or the rights to advancement of expenses which the Corporation may provide in Section 7.01 hereof, the rights to limited liability, to indemnification and to the advancement of expenses provided in the Articles of Incorporation and/or these Bylaws shall continue as theretofore to the extent permitted by law; (b) in the case of any change which is adverse to any director or officer, then such change shall apply to such director or officer on a prospective basis and shall not limit the rights of such director or officer  as to any action or failure to act occurring prior to such change; and (c) if such change permits the Corporation, without the requirement of any further action by stockholders or directors, to limit further the liability of directors or limit the liability of officers or to provide broader indemnification rights or rights to the advancement of expenses than the Corporation was permitted to provide prior to such change, then liability thereupon shall be so limited and the rights to indemnification and the advancement of expenses shall be so broadened to the extent permitted by law.

QUANTUMSPHERE, INC.

OMNIBUS EQUITY INCENTIVE PLAN

The purposes of the QuantumSphere, Inc. Omnibus Equity Incentive Plan (the “Plan”) are to foster and promote the long-term financial success of QuantumSphere, Inc., a Nevada corporation formerly known as Way Cool Imports, Inc. (the “Company”), and its affiliates and materially increase stockholder value by (1) motivating superior performance by Participants, (2) providing Participants with an ownership interest in the Company, and (3) enabling the Company and its Subsidiaries to attract and retain the services of outstanding Employees upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.

ARTICLE 1: DEFINITIONS

In addition to the terms defined in the preamble above and elsewhere in the Plan, the following capitalized terms used in this Plan have the meanings set forth below.  Except when otherwise indicated by the context, reference to the masculine gender shall include, when used, the feminine gender and any term used in the singular shall also include the plural.

“Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted under the Plan, which may, but need not, be executed or acknowledged by a Participant.

“Award” means any Option, SAR, award of Restricted Stock or Restricted Stock Units, Stock Award, Other Stock-Based Award, or Performance Award granted under the Plan.

“Board” or “Board of Directors” means the Board of Directors of the Company, as it may be constituted from time to time.

“Cause” means, except as otherwise defined in an Award Agreement, with respect to any Participant (as determined by the Committee in its sole discretion) (a) the continued and willful failure of the Participant substantially to perform the duties of his or her employment or service for the Company or any Subsidiary (other than any such failure due to the Participant’s disability); (b) the participant’s engaging in willful or serious misconduct that has caused or could reasonably be expected to result in material injury to the Company or any of its affiliates, including, but not limited to by way of damage to the Company’s or an affiliate’s reputation or public standing; (c) the Participant’s conviction of, or entering a plea of guilty or nolo contendere to, a crime constituting a felony or (d) the Participant’s material violation or breach of the Company’s or any affiliate’s code of conduct or ethics or other Company policy or rule or the material breach by the Participant of any of his or her obligation sunder any written covenant or agreement with the Company or any of its affiliates; or (e) any failure by the Participant to cooperate, if requested by the Company or any Subsidiary, with any investigation or inquiry into the Participant’s or the Company’s or any Subsidiary’s business practices, whether internal or external, including, but not limited to, the Participant’s refusal to be deposed or to provide testimony at any trial or inquiry; provided that, with respect to any Participant who is a party to an employment agreement or service contract with the Company or any affiliates, “Cause” shall have the meaning specified in such agreement.

“Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor statute.

“Committee” means the Compensation Committee of the Board of Directors, or any successor committee thereto, or such other committee of the Board of Directors as is appointed or designated by the Board to administer the Plan; provided, however, that the number of members of the committee and their qualifications shall at all times that the Company or its officers and directors, by reason of their status as officers or directors of the Company, are subject to such laws, satisfy the requirements for exemptions under Rule 16b-3 and tax deductibility under Section 162(m).  The full Board may perform any function of the Committee hereunder, except with respect to matters which under Rule 16b-3, Section 162(m) or other applicable law (including stock exchange rules) are required to be determined in the sole discretion of the Committee.

“Common Stock” means the common stock, par value $0.001 per share (as such par value may be adjusted from time to time), of the Company.

“Covered Person” means an Eligible Individual who is determined by the Committee to be a “covered employee” as defined in Section 162(m) for the purpose of receiving performance-based compensation complying with Section 162(m).

“Eligible Individual” means any Employee, Non-Employee Director or natural person who is a consultant to the Company or a Subsidiary.

“Employee” means any officer or other employee of the Company or any Subsidiary.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” of a share of Common Stock as of any date and unless otherwise determined by the Committee, shall be determined as follows:

(a)  If the Common Stock is listed on any established stock exchange, system or market, the Fair Market Value of a share of Common Stock shall be the closing price for a share of Common Stock as quoted on the principal securities exchange on which such shares are then listed or admitted to trading on the date on which such value is being determined; and

(b)  In the absence of an established market for shares of Common Stock, the Fair Market Value of a share of Common Stock shall be determined in good faith by the Committee by the reasonable application of a reasonable valuation method, taking into account factors consistent with Treas. Reg. § 409A-1(b)(5)(iv)(B) as the Committee deems appropriate.

“Incentive Stock Option” or “ISO” means an option granted under Article V designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto and qualifying thereunder.

“Non-Employee Director” means a member of the board of directors of the Company who is not an Employee.

“Non-Qualified Stock Option” means an option granted under Article V that is not designated as an incentive stock option by the Committee, or an option that is designated as an incentive stock option to the extent such option does not comply with the provisions of Section 422 of the Code.

“Option” means an Incentive Stock Option or a Non-Qualified Stock Option.

“Other Stock-Based Award” means any right granted under Section 8.2.

“Participant” means any Eligible Individual who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Individual.

“Person” means any individual, corporation, joint venture, association, partnership, limited liability company, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Reporting Person” means any Eligible Individual subject to Section 16 of the Exchange Act with respect to the Company.

“Restricted Stock” means a grant of shares of Common Stock pursuant to Article VI which is subject to certain restrictions and to a risk of forfeiture.

“Restricted Stock Unit” means a contractual right underlying an Award granted under Article VI that is denominated in shares of Common Stock, which unit represents a right to receive a share of Common Stock (or the value of a share of Common Stock) upon the terms and conditions set forth in the Plan and the applicable Award Agreement.

“Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

“SAR” or “Stock Appreciation Right” means the right to receive a payment in cash or shares of Common Stock equal to the amount of appreciation, if any, in the Fair Market Value of a share of Common Stock from the date of grant of the right to the date of its payment, and which may be awarded to Eligible Individuals under Article V.

“Section 162(m)” means Section 162(m) of the Code and regulations promulgated thereunder.

“Section 409A” means Section 409A of the Code and regulations promulgated thereunder.

“Separation from Service” means a “separation from service” as that term is defined in Section 409A.

“Specified Employee” means “specified employee” as such term is defined in Section 409A.

“Stock Award” means an award of shares of Common Stock pursuant to Section 8.1.

“Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  In the case of Incentive Stock Options, Subsidiary means any entity that qualifies as a “subsidiary corporation” of the Company under Section 424(f) of the Code.

“Substitute Award” means an Award granted in assumption of, or in substitution for, an outstanding award previously granted by a Person acquired by the Company or with which the Company combines.

“Successor” with respect to a Participant means the legal representative of an incompetent Participant and, if the Participant is deceased, the legal representative of the estate of the Participant or the person or persons who may, by bequest or inheritance, or under the terms of an Award or of forms submitted by the Participant to the Committee, acquire the right to receive cash and/or shares of Common Stock issuable in satisfaction of an Award.

ARTICLE II: ADMINISTRATION

2.1

Generally.  The Committee shall have the authority to control and manage the operation and administration of the Plan; provided, however, that all acts and authority of the Committee pursuant to this Plan are subject to the provisions of the Committee’s charter, as amended from time to time, and such other authority as may be delegated to the Committee by the Board.

2.2

Grant of Awards.  The Committee has the exclusive power to make Awards, to determine when and to which Eligible Individuals Awards will be granted, the types of Awards and the number of shares of Common Stock covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and, subject to the terms of the Plan and applicable law, to cancel, suspend or amend existing Awards.

2.3

Section 162(m).  Subject to the provisions of the Plan, the Committee will have the authority and discretion to determine the extent to which Awards under the Plan will be structured to conform to the requirements applicable to performance-based compensation as described in Section 162(m), and to take such action, establish such procedures, and impose such restrictions as necessary to conform to such requirements.  Notwithstanding any provision of the Plan to the contrary, if an Award under this Plan is intended to qualify as performance-based compensation under Section 162(m) and the regulations issued thereunder and a provision of this Plan would prevent such Award from so qualifying, such provision shall be administered, interpreted and construed to carry out such intention (or disregarded to the extent such provision cannot be so administered, interpreted or construed).

2.4

Payment of Awards.  The Committee may, subject to Section 12.3, determine whether, to what extent and under what circumstances Awards may be settled, paid or exercised in cash, shares of Common Stock or other Awards or other property, or canceled, forfeited or suspended.

2.5

Interpretation.  The Committee has the authority to interpret the Plan and any Award made under the Plan, to establish, amend, waive and rescind any rules and regulations relating to the administration of the Plan, to determine the terms and provisions of any Award Agreements entered into hereunder (not inconsistent with the Plan), to amend the terms and provisions of any such Award Agreement (not inconsistent with the Plan) and to make all other determinations necessary or advisable for the administration of the Plan.  The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it deems desirable.  The determinations of the Committee in the administration of the Plan, as described herein will be final, binding and conclusive on all interested parties.

2.6

Delegation of Authority.  Except to the extent prohibited by applicable law or regulation, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it; provided, however, the Committee shall not delegate any such authority with respect to any Awards made to a Reporting Person.  The Committee may revoke any such allocation or delegation at any time.

2.7

Cooperation.  The Company and any affiliate will, to the fullest extent permitted by law, furnish the Committee with such data and information as may be required for it to discharge its duties.  The records of the Company and any affiliate as to an Eligible Individual’s employment, or other provision of services, termination of employment, or cessation of the provision of services, leave of absence, reemployment and compensation will be conclusive on all persons unless determined to be incorrect.  Participants and other persons entitled to benefit under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

2.8

Indemnification.  To the fullest extent permitted by law, each member and former member of the Committee and each person to whom the Committee delegates or has delegated authority under this Plan shall be entitled to indemnification by the Company against and from any loss, liability, judgment, damage, cost and reasonable expense incurred by such member, former member or other person by reason of any action taken, failure to act or determination made in good faith under or with respect to this Plan.

ARTICLE III: SHARES AVAILABLE FOR AWARDS

3.1

Number.  Subject to adjustment as provided in Section 3.4, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is 7,500,000 Shares of Common Stock to be issued under the Plan may be made available from authorized but unissued shares of Common Stock, shares of Common Stock held by the Company in its treasury, or shares of Common Stock purchased by the Company on the open market or otherwise.

3.2

Award Limitations.  No Participant receiving an Award will be granted any Award with respect to more than 300,000 Shares of Common Stock during any fiscal year.

3.3

Share Counting.  If any shares of Common Stock covered by an Award other than a Substitute Award, or to which such an Award relates, terminate, lapse or are forfeited or  cancelled, or such an Award is otherwise settled without the delivery of the full number of shares of Common Stock underlying the Award, then the shares of Common Stock covered by such  Award, or to which such Award relates, to the extent of any such forfeiture, termination, lapse, cancellation, etc., shall again be, or shall become available  for issuance under the Plan.  Shares of Common Stock Substitute Awards shall not reduce the number of shares of Common Stock available for delivery under this Plan.  Shares of Common Stock delivered in payment of the purchase price in connection with the exercise of Options or shares of Common Stock delivered or withheld to pay tax-withholding obligations or otherwise under the Plan shall be added to and shall increase the number of shares of Common Stock available for purposes of the Plan.

3.4

Adjustments.  In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, shares of Common Stock, other securities, or  other property), recapitalization, share split, reverse share split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or  exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company, or other  similar corporate transaction or event affects the shares of Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent  dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of: (a) the number and type of shares of Common Stock (or other securities or property) which thereafter may be made the subject of  Awards, including without limitation the individual limits set forth in Sections 4(a); (b) the number and type of shares of Common Stock (or other securities or property)  subject to outstanding Awards; and (c) the grant, purchase, or exercise price with respect to any Award or, if deemed appropriate, make provision for a  cash payment to the holder of an outstanding Award; provided, however, that the number of shares of Common Stock subject to any Award shall always be a whole number.  The Committee’s adjustment shall be effective and binding for all purposes of this Plan, provided that no adjustment shall be made which will cause an ISO to lose its status as such, and further provided that no such adjustment shall constitute (x) a modification of a stock right within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(v)(B) so as to constitute the grant of a new stock right, (y) an extension of a stock right, including the addition of any feature for the deferral of compensation within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(v)(C), or (z) an impermissible acceleration of a payment date or a subsequent deferral of a stock right subject to Section 409A within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(v)(E).  Furthermore, no adjustment as the result of a change in capitalization shall cause the exercise price to be less than the Fair Market Value of such shares (as adjusted to reflect the change in capitalization) on the date of grant, and any adjustment as the result of the substitution of a new stock right or the assumption of an outstanding stock right pursuant to a corporate transaction shall satisfy the conditions described in Treas. Reg. Section 1.409A-1(b)(5)(v)(D).

ARTICLE IV: ELIGIBILITY

All Eligible Individuals are eligible to participate in this Plan and receive Awards hereunder.  Holders of equity-based awards issued by a company acquired by the Company or with which the Company combines are eligible to receive Substitute Awards hereunder.

ARTICLE V: OPTIONS AND SARS

5.1

Grant.  The Committee is hereby authorized to grant Options and SARs to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee determines.  The grant of Options or SARS shall be evidenced by an Award Agreement that contains the terms of the Award, including, but not limited to:  (a) the number of shares of Common Stock that may be issued upon exercise of an Option or number of SARs subject to an Award; (b) the exercise or base price of each Option or SAR; (c) the term of the Option or SAR; (d) such terms and conditions on the vesting and/or exercisability of an Option or SAR as may be determined by the Committee; (e) any restrictions on transfer of the Option or SAR and forfeiture provisions; (f) the effect on the term of the Option or SAR of the Separation from Service of the Participant; and (g) such further terms and conditions, in each case, not inconsistent with this Plan as may be determined from time to time by the Committee.

5.2

Exercise Price.  The exercise price per share of Common Stock under an Option or SAR will be determined by the Committee; provided, however, that, except in the case of Substitute Awards, such exercise price shall not be less than the Fair Market Value of a share of Common Stock on the date of grant of such Option or SAR; and provided further that in the case of ISOs granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the ISO is granted.

5.3

Term.  The term of each Option and SAR will be fixed by the Committee in its discretion; provided , however, that the term shall not be more than ten (10) years from the date the Option or SAR is granted, or five (5) years from such date if the option is an Incentive Stock Option granted to an individual owning (directly and through the application of the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code).

5.4

Exercisability.  Subject to the terms of the Plan and the related Award Agreement, any Option or SAR may be exercised at any time during the period commencing with either the date that Option or SAR is granted or the first date permitted under a vesting schedule established by the Committee and ending with the expiration date of the Option or SAR.  A Participant may exercise his Option or SAR for all or part of the number of shares of Common Stock or rights which he is eligible to exercise under terms of the Option or SAR.  The Committee will determine the method or methods by which, and the form or forms in which, including, without limitation, cash, shares of Common Stock, other Awards, or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price of an Option, payment of the exercise price with respect thereto may be made or deemed to have been made.

5.5

Separation from Service.  Except as otherwise provided in the Award Agreement documenting an Option or SAR Award, the following general rules will apply to outstanding Option and SAR Awards at the time of Separation from Service:

In the event of Separation from Service for Cause, then all outstanding Option and SAR Awards, whether vested or unvested, will immediately terminate and be forfeited.

In all other events of Separation from Service, the Participant shall have a period of ninety (90) days following such Separation from Service (or, if shorter, until the end of the term of a particular Option or SAR as established in the original Award Agreement) to exercise any vested and unexercised Options and SARs then outstanding; all unvested Option and SAR Awards shall immediately terminate and be forfeited.

5.6

Incentive Stock Options.  The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.  No Incentive Stock Option shall be granted to any Eligible Individual who is not an Employee of the Company or a Subsidiary.  Options designated as Incentive Stock Options shall not be eligible for treatment under the Code as “incentive stock options” (and will be deemed to be Non-Qualified Stock Options) to the extent that either (a) the aggregate Fair Market Value of shares of Common Stock (determined as of the date of grant) with respect to such Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Subsidiary) exceeds $100,000, taking Options into account in the order in which they were granted or (b) such Options otherwise remain exercisable but are not exercised within three (3) months of termination of employment (or such other period of time provided in Section 422 of the Code).

ARTICLE VI: RESTRICTED STOCK AWARDS

6.1

Grant.  The Committee is hereby authorized to grant Awards of Restricted Stock to Eligible Individuals.  The grant of Restricted Stock shall be evidenced by an Award Agreement that contains the terms of the Award, including, but not limited to:  (a) the number of shares of Restricted Stock subject to such Award; (b) the purchase price, if any, of the shares of Restricted Stock and the means of payment for such shares; (c) the performance criteria, if any, and level of achievement in relation to the criteria that shall determine the number of shares of Restricted Stock granted, issued, retainable and/or vested; provided, however, that any such performance criteria shall be selected from the criteria set forth in Section 9.2 to the extent the Committee intends that the Award comply with Section 162(m); (d) such terms and conditions of the grant, issuance, vesting and/or forfeiture of the Restricted Stock as may be determined from time to time by the Committee; (e) restrictions on transferability of the Restricted Stock; and (f) such further terms and conditions, in each case, not inconsistent with this Plan as may be determined from time to time by the Committee.

6.2

ng and Forfeiture.  Restricted Stock granted under this Article VI is subject to such restrictions as the Committee may impose, which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.  Except as otherwise determined by the Committee, upon a termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will lapse in whole or in pat, including in the event of terminations of employment resulting from specified causes.

6.3

Stock Certificates.  An Award of Restricted Stock may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates.  In the event any stock certificate is issued in respect of shares of Restricted Stock, such certificate will be registered in the name of the Participant and bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such shares of Common Stock.

6.4

Dividends and Voting Rights.  Unless otherwise determined by the Committee, a Participant holding an outstanding Award of Restricted Stock shall be entitled to (a) receive all dividends and distributions paid in respect of shares of Common Stock underlying such award; provided, that if any such dividends or distributions are paid in shares of Common Stock or other securities, such shares and other securities shall be subject to the same vesting and other restrictions as apply to the Restricted Stock with respect to which they were paid, and (b) exercise full voting rights and other rights as a stockholder with respect to the shares of Common Stock underlying such Award during the period during which such shares remain subject to restriction.

ARTICLE VII: RESTRICTED STOCK UNIT AWARDS

7.1

Grant.  The Committee is hereby authorized to grant Awards of Restricted Stock Units to Eligible Individuals.  The grant of Restricted Stock Units shall be evidenced by an Award Agreement that contains the terms of the Award, including, but not limited to:  (a) the number of Restricted Stock Units subject to such Award; (b) the purchase price, if any, of the Restricted Stock Units and the means of payment for such Restricted Stock Units; (c) the performance criteria, if any, and level of achievement in relation to the criteria that shall determine the number of Restricted Stock Units granted, issued, retainable and/or vested; provided, however, that any such performance criteria shall be selected from the criteria set forth in Section 9.2 to the extent the Committee intends that the Award comply with Section 162(m); (d) such terms and conditions of the grant, issuance, vesting and/or forfeiture of the Restricted Stock Units as may be determined from time to time by the Committee; (e) restrictions on transferability of the Restricted Stock Units; and (f) such further terms and conditions, in each case, not inconsistent with this Plan as may be determined from time to time by the Committee.

7.2

Vesting.  The Awards of Restricted Stock Units granted under this Article VII are subject to such restrictions as the Company may impose, which restrictions may lapse separately or in combination, at such time or times, in such installments or otherwise, as the Committee may deem appropriate.

7.3

Separation from Service.  Without limiting the foregoing, and except as otherwise revised in the Award Agreement documenting a Restricted Stock Unit Award (“RSUs”), in the event of Separation from Service for Cause (as determined by the Company), all outstanding RSUs will immediately terminate and be forfeited.  In all other events of Separation from Service, to the extent not previously paid, the Participant shall be paid any vested RSUs in accordance with the payment provisions of Section 7.4, and all unvested RSUs shall immediately terminate and be forfeited.

7.4

ayment of Award.  The shares of Common Stock or cash underlying a Restricted Stock Unit Awards shall (subject to satisfaction of any purchase price requirement) be transferred or paid to the Participant as soon as practicable following the Award date or the termination of the vesting or other restrictions set forth in the Plan or the applicable Award Agreement and the satisfaction of any and all other conditions of the Award applicable to such Restricted Stock Unit Award (the “Restriction End Date”), but in no event later than two and one-half (2½) months following the end of the calendar year that includes the later of the Award date or the Restriction End Date, as the case may be.  Notwithstanding any of the foregoing, to the extent that the provisions of Section 7.3 hereof or the provisions of any Award Agreement for Restricted Stock Units require, distributions of shares of Common Stock under circumstances that constitute a “deferral of compensation” shall conform to the applicable requirements of Section 409A, including, without limitation, the requirement that a distribution to a Participant who is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) which is made on account of the specified employee’s Separation from Service shall not be made before the date which is six (6) months after the date of Separation from Service.

ARTICLE VIII: STOCK AWARDS AND OTHER STOCK-BASED AWARDS

8.1

Stock Awards.  The Committee is hereby authorized to grant Stock Awards to Eligible Individuals.  Stock Awards may be issued by the Committee in addition to, or in tandem with, other Awards granted under this Plan, and may be issued in lieu of any cash compensation or fees for services to the Company as the Committee, in its discretion, determines or authorizes.  Stock Awards shall be evidenced by an Award Agreement or in such other manner as the Committee may deem necessary or appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates.  In the event any stock certificate is issued in respect of shares of Common Stock underlying a Stock Award, such certificate will be registered in the name of the Participant.

8.2

her Stock-Based Awards.  The Committee is hereby authorized to grant to Participants such other Awards (including, without limitation, rights to dividends and dividend equivalents) that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock (including, without limitation, securities convertible into shares of Common Stock) as are deemed by the Committee to be consistent with the purposes of the Plan.  Subject to the terms of the Plan, the Committee will determine the terms and conditions of such Awards and set forth such terms and conditions in an Award Agreement related to such Award.  Shares of Common Stock or other securities delivered pursuant to a purchase right granted under this Section 8.2 shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, shares of Common Stock, other securities, other Awards or other property, or any combination thereof, as the Committee determines, the value of which consideration, as established by the Committee, shall, except in the case of Substitute Awards, not be less than the Fair Market Value of such shares or other securities as of the date such purchase right is granted.

8.3

Payment.  Stock Awards and Other Stock-Based Awards shall be transferred or paid to the Participant as soon as practicable following the Award date and the satisfaction of any and all other conditions of the applicable Award Agreement (the “Satisfaction Date”), but in no event later than two and one-half (2½) months following the end of the calendar year that includes the later of the Award date or the Satisfaction Date, as the case may be.

ARTICLE IX: SECTION 162(M) PERFORMANCE BASED COMPENSATION

9.1

General Requirements.  To the extent that a Restricted Stock Award, Restricted Stock Unit Award, Stock Award or Other Stock-Based Award is intended to qualify as performance-based compensation under Section 162(m) (a “Performance Award”) such Award shall satisfy the requirements set forth in this Article IX.

9.2

Performance Goals.  Performance Awards shall be conditioned upon the achievement of objective pre-established goal(s) relating to one or more of the following performance measures established in writing by the Committee within 90 days after the beginning of the applicable performance period (and in no event after 25% of the performance period has lapsed) subject to such modifications as specified by the Committee:  cash flow; earnings (including earnings before interest, taxes, depreciation, and amortization); earnings per share, diluted or basic; capital expenditures; debt, net debt, debt reduction; working capital; return on investment; economic value added; cost of capital; stock price; return on equity; total stockholder return; return on capital; return on assets or net assets; revenue; income or net income; and operating income or net operating income.  To the extent consistent with Section 162(m), the Committee may determine that certain adjustments apply, in whole or in part, in such manner as determined by the Committee, to exclude the effect of any of the following events that occur during a performance period:  the impairment of tangible or intangible assets; litigation or claim judgments or settlements; the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; accruals for reorganization and restructuring programs, including, but not limited to, reductions in force and early retirement incentives; and any extraordinary, unusual, infrequent or non-recurring items described in management’s discussion and analysis of financial condition and results of operations or the financial statements and notes thereto appearing in the Company’s annual report to shareholders for the applicable year.  Performance measures may be determined either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Subsidiary entity thereof, either individually, alternatively or in any combination, and measured over a period of time including any portion of a year, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee.

9.3

Certification of Performance Goals. Achievement of the performance goals established in accordance with Section 9.2 shall be certified in writing prior to payment of the Performance Award, as required by Section 162(m).  In addition to establishing minimum performance goal(s) below which no compensation shall be payable pursuant to a Performance Award, the Committee, in its discretion, may create a performance schedule under which an amount less than or more than the target award may be paid so long as the performance goal(s) have been achieved.

9.4

Committee Discretion.  Notwithstanding any provision of this Plan to the contrary, the Committee, in its sole discretion, may retain the discretion to reduce the amount of any Performance Award to a Participant if it concludes that such reduction is necessary or appropriate based upon: (a) an evaluation of such Participant’s performance; (b) comparisons with compensation received by other similarly situated individuals working within the Company’s industry; (c) the Company’s financial results and conditions; or (d) such other factors or conditions that the Committee deems relevant.  The Committee shall not use its discretionary authority to increase any award that is intended to be performance-based compensation under Section 162(m).

9.5

Payment.  Performance Awards shall be transferred or paid to the Participant as soon as practicable following the termination of the vesting or other restrictions set forth in the Plan or the applicable Award Agreement and the satisfaction of any and all other conditions of the Award Agreement applicable to such Performance Award (the “Performance End Date”), but in no event later than two and one-half (2½) months following the end of the calendar year that includes the Performance End Date.

ARTICLE X: GENERAL TERMS APPLICABLE TO AWARDS

10.1

Exemptions from Section 16(b) Liability.  With respect to a Reporting Person, the Committee shall implement transactions under the Plan and administer the Plan in a manner that will ensure that each transaction with respect to such a Participant is exempt under Rule 16b-3 or otherwise not subject to liability under Section 16(b), except that this provision shall not limit sales by such a Participant, and such a Participant may engage in other non-exempt transactions under the Plan.  The Committee may authorize the Company to repurchase any Award or shares of Stock deliverable or delivered in connection with any Award in order to avoid a Participant who is subject to Section 16 of the Exchange Act incurring liability under Section 16(b).

10.2

Section 409A Compliance.  Notwithstanding any other provision of this Plan to the contrary, all Awards under this Plan shall be designed and administered in a manner that does not result in the imposition of tax or penalties under Section 409A.  Accordingly, Awards under this Plan shall comply with the following requirements, as applicable.

(a)

Distributions to Specified Employees Upon Separation from Service.  To the extent that payment under an Award which is subject to Section 409A is due to a Specified Employee on account of the Specified Employee’s Separation from Service from the Company or its affiliate or subsidiary, such payment shall be delayed until the first day of the seventh month following such Separation from Service (or as soon as practicable thereafter).  The Committee, in its discretion, may provide in the Award document for the payment of interest at a rate set by the Committee for such six-month period.

(b)

No Acceleration of Payment.  To the extent that an Award is subject to Section 409A, payment under such Award shall not be accelerated from the date(s) specified in the Award document as of the date of grant.

(c)

Subsequent Delay in Payment.  To the extent that an Award is subject to Section 409A, payment under such Award shall not be deferred beyond the dates specified in the Award document as of the date of grant, unless the Committee makes the decision to delay payment at least one year prior to the scheduled payment date, and payment is delayed at least five years.

10.3

Exemptions from Section 409A.  The following Awards are intended to be exempt from the requirements of Section 409A.

(a)

Non-Discounted Options.  Any Option issued with an exercise price that is at least equal to the Fair Market Value of a share of Common Stock on the date of grant.

(b)

Non-Discounted SARs.  Any SAR issued with an exercise or base price at least equal to the Fair Market Value of a share of Common Stock on the date of grant.

(c)

Restricted Stock and Stock Awards.  Restricted Stock, Stock Awards and any other property right subject to tax under Section 83 of the Code.

(d)

Short-Term Deferrals.  Any Award which is paid no later than two and one-half (2½) months following the year in which the Award vests.

ARTICLE XI: CHANGE OF CONTROL

11.1

Generally.  The Committee may, in its discretion, at the time an Award is made hereunder or at any time prior to, coincident with or after the time of a Change of Control (a) subject to Section 10.2, provide for the acceleration of any time periods relating to the exercise or realization of such Awards, so that such Awards may be exercised or realized in full on or before a date fixed by the Committee; (b) provide for the purchase of such Awards, upon the Participant’s request, for an amount of cash equal to the amount which could have been obtained upon the exercise or realization of such Awards had such Awards been currently exercisable or payable; (c) make such adjustment to the Awards then outstanding as the Committee deems appropriate to reflect such Change of Control; or (d) cause the Awards then outstanding to be assumed, or new rights substituted therefore, by the surviving corporation in such Change of Control.  The Committee may, in its discretion, include such further provisions and limitations in any Award Agreement as it may deem equitable and in the best interests of the Company.

11.2

Definition.  “Change of Control” means a change of control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A promulgated under the Exchange Act, or Item 5.01 of a Current Report on Form 8-K or any successor rule, whether or not the Company is then subject to such reporting requirements; provided that, without limitation, such a Change of Control shall be deemed to occur if:

(a)

any “person” (as such term is used in Sections 13(d) and 14 (d) of the Exchange Act) is or becomes the “beneficial owner” (as determined for purposes of Regulation 13D-G under the Exchange Act as currently in effect), directly or indirectly, in a transaction or series of transactions, of securities of the Company representing more than 50% of the voting power of the Company’s voting capital stock (the “Voting Stock”); or

(b)

The consummation of a merger, or other business combination after which the holders of the Voting Stock do not collectively own 50% or more of the voting capital stock of the entity surviving such merger or other business combination, or the sale, lease, exchange or other transfer in a transaction or series of transactions of all or substantially all of the assets of the Company; or

(c)

A majority of the Board is replaced in any twelve (12) month period by individuals whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.

Any good faith determination by the Committee as to whether a Change of Control within the meaning of this Section has occurred shall be conclusive and binding on the Participants.

11.3

Limitation on Payments in the Event of a Change of Control.  Notwithstanding anything in this Plan to the contrary, any Award (or portion of an Award) that would constitute an excess parachute payment, as such term is defined in Section 280G of the Code, shall be reduced to an amount that would not constitute an excess parachute payment so as to avoid the deduction limitations and excise tax under Sections 280G and 4999, respectively.  The Company shall have no obligation to pay to the Participant the amount by which any Award is reduced in accordance with this Section 11.3.

ARTICLE XII: EFFECTIVE DATE, AMENDMENT, MODIFICATION AND TERMINATION OF PLAN

12.1

Effective Date.  The Plan shall be effective as of the effective date of the merger of Way Cool Merger Sub, Inc., a Nevada corporation and wholly-owned subsidiary of the Company, with and into QuantumSphere, Inc., a California corporation.   No Award may be granted under the Plan after the tenth anniversary of the date at which this Plan is approved by stockholders of the Company.  However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee to administer the Plan and to amend, alter, adjust, suspend, discontinue, or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board to amend the Plan, shall extend beyond such date.

12.2

Plan Amendment and Termination.  Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan, the Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, however, that no such amendment, alteration, suspension, discontinuation or termination shall be made without: (a) stockholder approval if such approval is necessary to comply with any tax, legal or regulatory (including, for this purpose, the rules of any national securities exchange(s) on which the Common Stock is then listed) requirement for which or with which the Board deems it necessary or desirable to qualify or comply; or (b) the consent of the affected Participant, if such action would adversely affect any material rights of such Participant under any outstanding Award.  Notwithstanding the foregoing or any provision of the Plan to the contrary, the Committee may at any time (without the consent of the Participant) modify, amend or terminate any or all of the provisions of this Plan to the extent necessary to conform the provisions of the Plan with Section 409A regardless of whether such modification, amendment, or termination of the Plan shall adversely affect the rights of a Participant under the Plan.

12.3

Award Amendment.  The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate, any Award theretofore granted, prospectively or retroactively, without the consent of any Participant or holder or beneficiary of an Award; provided, however, that no such action shall impair any material rights of a Participant or holder or beneficiary under any Award theretofore granted under the Plan.

12.4

Adjustment of Awards.  The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, an event affecting the Company, or the financial statements of the Company, or of changes in applicable laws, regulations or accounting principles), whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, subject, with respect to Awards intended to meet the requirements of Section 162(m), compliance with the provisions of Section 162(m).

ARTICLE XIII: MISCELLANEOUS

13.1

No Right to Continued Employment.  Nothing in the Plan or in any Award Agreement confers upon any Eligible Individual who is a Participant the right to continue in the service or employment of the Company or any affiliate or affect any right which the Company or any affiliate may have to terminate or modify the employment or provision of service of the Participant with or without cause.

13.2

No Rights as a Stockholder.  Notwithstanding anything to the contrary in the Plan, no Participant or Successor shall have any voting or other rights as a stockholder of the Company with respect to any Common Stock covered by an Award until the issuance of a certificate or certificates to the Participant for such Common Stock.  No adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificates.

13.3

Withholding.  The Company has the right to withhold from any payment of cash or Stock to a Participant or other person under the Plan an amount sufficient to cover any required withholding taxes, including the Participant’s social security and Medicare taxes (FICA) and federal, state, local income tax or such other applicable taxes (“Taxes”) with respect to income arising from payment of the Award.  The Company may require the payment of any Taxes before issuing any Stock pursuant to the Award.  The Committee may, if it deems appropriate in the case of a Participant, withhold such Taxes through a reduction of the number of shares of Common Stock delivered to such individual, or allow the Participant to elect to cover all or any part of the required withholdings, and to cover any additional withholdings up to the amount needed to cover the Taxes with respect to income arising from payment of the Award, through a reduction of the number of shares of Common Stock delivered to such individual or a subsequent return to the Company of shares of Common Stock held by the Participant, in each case valued in the same manner as used in computing the withholding taxes under the applicable laws.

13.4

No effect on Compensation.  Awards received by a Participant under this Plan are not be deemed a part of a Participant’s regular, recurring compensation for purposes of any termination, indemnity or severance pay laws and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an affiliate , unless expressly so provided by such other plan, contract or arrangement, or unless the Committee so determines.  No provision of the Plan shall prevent the Company from adopting or continuing in effect other or additional compensation arrangements, including incentive arrangements providing for the issuance of options and stock, and awards that do not qualify under Section 162(m), and such arrangements may be generally applicable or applicable only in specific cases.

13.5

Non-Assignment.  Except as the Committee may otherwise determine from time to time: (a) no Award and no right under any Award shall be assignable, alienable, saleable or transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any property distributable, with respect to any Award upon the death of the Participant; and provided, further, however, that in no event shall the Committee authorize any assignment, alienation, sale, or other transfer under this paragraph that would provide a Participant or beneficiary with the opportunity to receive consideration from a third party; (b) each Award, and each right under any Award, shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative; and (c) no Award and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company.  The provisions of this paragraph shall not apply to any Award which has been fully exercised, earned or paid, as the case may be, and shall not preclude forfeiture of an Award in accordance with the terms thereof.

13.6

Unfunded Plan.  This Plan is unfunded and the Company is not required to segregate any assets that may at any time be represented by Awards under this Plan.  Neither the Company, its Subsidiaries or other affiliates, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under this Plan nor shall anything contained in this Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between the Company and/or its Subsidiaries or other affiliates, and a Participant or Successor.  To the extent any person acquires a right to receive an Award under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

13.7

Limitation of Liability.  Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by this Plan and the applicable Award Agreement. Except as may be required by law, neither the Company nor any member or former member of the Board or of the Committee, nor any other person participating (including participation pursuant to a delegation of authority under Section 2.6 hereof) in any determination of any question under this Plan, or in the interpretation, administration or application of this Plan, shall have any liability to any party for any action taken, or not taken, under this Plan.

13.8

Legal Requirements.  No certificate for shares of Common Stock distributable pursuant to this Plan will be issued and delivered unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of Section 409A, applicable state securities laws, the Securities Act of 1933, as amended and in effect from time to time or any successor statute, the Exchange Act and the requirements of the national securities exchange(s) on which the Company’s Stock may, at such time, be listed.

13.9

Governing Law.  To the extent that federal laws do not otherwise control, this Plan and all determinations made and actions taken pursuant to this Plan shall be governed by the laws of the State of Nevada, without giving effect to its conflict of law provisions.

13.10

Severability.  In the event that any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

13.11

No Fractional Shares.  No fractional shares shall be issued or delivered pursuant to this Plan or any Award Agreement, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional shares, or whether such fractional shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

13.12

Headings.  Headings are provided herein for convenience only and not to serve as a basis for interpretation or construction of the Plan.